UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

March 21, 2012

TNP Strategic Retail Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-54376	90-0413866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Main Street, Suite 700

Irvine, California 92614

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (949) 833-8252

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On March 21, 2012, TNP Strategic Retail Trust, Inc. (the “Company”) distributed a press release announcing the completion of the acquisition of Aurora Commons, a multitenant retail property located in Aurora, Ohio. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 8.01	Other Events.

The Company’s 2012 Annual Meeting of Stockholders (the “2012 Annual Meeting”) will be held at the Company’s principal office located at 1900 Main Street, Suite 700, Irvine, California 92614, on July 18, 2012 at 8:00 a.m. local time. The Company set April 20, 2012 as the record date for stockholders entitled to notice of, and to vote at, the 2012 Annual Meeting.

The 2012 Annual Meeting is being held more than 30 days after the anniversary of the Company’s most recent annual meeting of stockholders. As a result, pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”), the Company has set a new deadline for the receipt of any stockholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act for inclusion in the Company’s proxy materials for the 2012 Annual Meeting. Accordingly, the submission of stockholder proposals pursuant to Rule 14a-8 of the Exchange Act must be received by the Company’s Secretary at the principal office of the Company on or before April 20, 2012 and must comply with all the rules of Rule 14a-8 of the Exchange Act.

The Company’s bylaws set forth when a stockholder must provide notice to the Company of director nominations and other business proposals that the stockholder wants to bring before the 2012 Annual Meeting outside of Rule 14a-8 of the Exchange Act. Because the date of the 2012 Annual Meeting is more than 30 days from the anniversary date of the previous year’s annual meeting, the Company has extended the deadlines for submission of stockholder proposals for director nominations and other stockholder business proposals for the 2012 Annual Meeting submitted outside of Rule 14a-8 of the Exchange Act. Accordingly, stockholder proposals for director nominations and other stockholder business proposals for the 2012 Annual Meeting outside of Rule 14a-8 of the Exchange Act must be received by the Company’s Secretary at the principal office of the Company on or before March 31, 2012 and must comply with all other requirements set forth in the bylaws.

Notices should be addressed and sent to: Corporate Secretary, TNP Strategic Retail Trust, Inc., 1900 Main Street, Suite 700, Irvine, California 92614.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	Press Release dated March 21, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNP STRATEGIC RETAIL TRUST, INC.

Date: March 21, 2012	By:	/s/ James R. Wolford
James R. Wolford
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated March 21, 2012